ING USA Annuity and Life Insurance Company

and its

Separate Account B

ING Rollover ChoiceSM Variable Annuity
ING Focus Variable Annuity

Supplement dated October 12, 2006 to the Prospectuses dated April 28, 2006, as amended

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service
Center at 1-800-366-0066.

This supplement replaces the supplement to the prospectus dated June 28, 2006. As a consequence, the
“Insurance and Other Regulatory Matters” subsection of the prospectus is hereby updated and amended to read as follows:

Insurance and Other Regulatory Matters. The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities);
fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its
U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, continuously review whether modifications to their business practices are appropriate.

In connection with one such investigation, the Company’s affiliates, ING Life Insurance and Annuity
Company (“ILIAC”) and ING Financial Advisers, LLC were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan. On October 10,
2006, these affiliates of the Company entered into a consent agreement with the NH Bureau (the “NH
Agreement”) to resolve the petition for relief and cease and desist order. Under the terms of the NH
Agreement, these Company affiliates, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described below.

X.REGRCFVA-06D

October 2006

In addition, on the same date, ILIAC entered into an assurance of discontinuance (settlement agreement)
with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York
State United Teachers Union Members Benefits Trust (“NYSUT”) and the sale of its products to NYSUT members. Under the terms of the NYAG Agreement, ILIAC, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former members, who participated in the
NYSUT-endorsed ILIAC products at any point between January 1, 2001 and June 30, 2006. ILIAC also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, ILIAC has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

Neither the NH Agreement nor the NYAG Agreement is material to the Company. However, other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

X.REGRCFVA-06D

October 2006